SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 26, 2003
(Date of earliest event reported)

Commission File No.:  333-64896



                              Mid-State Homes, Inc.
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        Florida                                          59-0945134
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

4211 West Boy Scout Boulevard

Tampa, Florida                                              33607
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Address of principal executive offices                    (Zip Code)



                                 (813) 871-4811
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               Registrant's Telephone Number, including area code



                         1500 North Dale Mabry Highway
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.     Other Events
            ------------

            On June 26, 2003, Mid-State Trust XI (the "Trust") issued 4.864% Asset Backed Notes, Class A, 5.598% Asset Backed Notes, Class M-1, 6.573% Asset Backed Notes, Class M-2 and 8.221% Asset Backed Notes, Class B (the "Notes"), having an aggregate initial principal amount of $314,340,000. The Notes were issued pursuant to an Indenture, dated June 26, 2003 (the "Indenture"), between the Trust and Wachovia Bank, National Association, as indenture trustee, a copy of which is filed as an exhibit hereto. The Trust was formed by Mid-State Homes, Inc., a Florida corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of June 24, 2003 (the "Trust Agreement"), between the Registrant and Wilmington Trust Company, as owner trustee, as amended from time to time. The Notes are secured by the assets of the Trust, consisting primarily of certain building and installment sale contracts, promissory notes, related mortgages and other security agreements.

            Interest on the Notes will be paid on each Payment Date (as defined in the Indenture). Monthly payments in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Indenture, dated June 26, 2003, between the Trust and Wachovia Bank, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MID-STATE HOMES, INC.


June 26, 2003

                                   By:    /s/ Joseph J. Troy
                                          ------------------------------
                                   Name:  Joseph J. Troy
                                   Title: President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Indenture, dated June 26, 2003,                E
                        between the Trust and Wachovia
                        Bank, National Association